UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): January 17, 2007

                       Alternative Loan Trust 2006-OA22
                       --------------------------------
              (Exact name of the issuing entity) Commission File
                  Number of the issuing entity: 333-131630-73

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

            Delaware                                87-0698307
            --------                                ----------
  (State or Other Jurisdiction                   (I.R.S. Employer
of Incorporation of the depositor)      Identification No. of the depositor)



4500 Park Granada
Calabasas, California                                               91302
---------------------                                               -----
(Address of Principal                                            (Zip Code)
Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.
            -------------

Item 8.01.  Other Events.
---------   -------------

      On December 11, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OA22. The Pooling and Servicing Agreement was previously filed on December 20, 2006 (accession no. 0000905148-06-007286).

      On January 17, 2007, the Company entered into an agreement to amend the Pooling and Servicing Agreement ("Amendment No. 1"), by and among the Company, as depositor, the Sellers, the Master Servicer and the Trustee effective as of January 17, 2007. Amendment No. 1 is annexed hereto as Exhibit 99.1.


Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

      (a) Financial Statements of Businesses Acquired.
          --------------------------------------------

            Not applicable.

      (b) Pro Forma Financial Information.
          --------------------------------

            Not applicable.

      (c) Shell Company Transactions.
          ---------------------------

            Not applicable.

      (d) Exhibits.
          ---------

          99.1 Amendment No. 1, effective as of January 17, 2007, by and among, the Company, the Sellers, the Master Servicer and the Trustee.


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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  January 18, 2007


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


                                 Exhibit Index
                                 -------------



Exhibit No.       Description
-----------       -----------

99.1 Amendment No. 1, effective as of January 17, 2006, by and among, the Company, the Sellers, the Master Servicer and the Trustee.


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